SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________________

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
                                                     [ ] Confidential, for Use of the Commission Only (as permitted by
                                                          Rule 14a-6(e)(2))
                                                     [ ] Definitive Proxy Statement
                                                     [ ] Definitive Additional Materials
                                                     [ ] Soliciting Material Pursuant Under Rule 14a-12

KARRISON COMPAGNIE, INC.
____________________________________________________________

(Name of Registrant as Specified in Its Charter)

____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

                                            [X] No fee required.
                                            [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Contact Person:
Steven B. Holmes, Esq.
Hoge Carter Holmes & Gameros pllc
4311 Oak Lawn Avenue
Suite 600
Dallas, Texas 75219
Tel: 214-765-6000
Fax: 214-292-9354

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KARRISON COMPAGNIE, INC.
2603 Fairmount, Suite 100, Dallas, Texas 75201
(214)220-0690

_____________________________

PROXY STATEMENT

FOR SPECIAL STOCKHOLDER MEETING

TO BE HELD ON FEBRUARY 18, 2004
___________________________

PURPOSE OF THE MEETING

This Proxy Statement is being furnished to our stockholders (Karrison Compagnie, Inc., a Nevada corporation [the “Company”, “Karrison”, “we”, “our” or “us or words or similar import]), regarding amendments to our Articles of Incorporation that will allow our Board of directors to change our name and effect recapitalizations by forward or reverse splits without shareholder approval. In addition, our Stockholders will be asked to vote to approve a proposal to reverse split the issued and outstanding shares of common stock of the Company on the basis of 1 share for each 2½ shares held (“Reverse Split”). Finally, we are seeking affirmation of the appointment of a new director of our company, to serve a one year term or until his successor has been duly elected and qualified.

These amendments have been unanimously adopted by our board of director, and Karrison Nichols, our sole executive officer, has tentatively agreed to vote in favor of these amendments at the special meeting of our stockholders set for February 18, 2004, as outlined in the Notice of Special Meeting of Stockholders attached hereto as Appendix A. Ms. Nichols owns 825,000 shares or approximately 41.25% of our outstanding voting securities.

APPROXIMATE DATE OF MAILING: February 6, 2004

The specific proposals to be considered and acted upon by the Company’s Stockholders at the Stockholder Meeting are summarized below.

AFFIRMATION OF APPOINTMENT OF DIRECTOR

Pursuant to authority granted in our Bylaws, our Board of Directors has added a director to our Board of Directors. Stockholders are now being asked to affirm that election of a new director of Karrison Compagnie, Inc. to serve for a one year term or until his successor has been duly elected and qualified.

Karrison Nichols has been selected by the Board of Directors to serve as proxies (the “Proxies”) and will vote the shares represented by valid proxies at the Special Stockholder Meeting of Stockholders and adjournments thereof. Ms. Nichols has indicated that, unless otherwise specified in the Proxy, she intends to affirm the appointment of the Director listed below.

Each duly elected Director will hold office until his death, resignation, retirement, removal, disqualification, or until his successor shall have been elected and qualified.

The Board has added Randal Gomez as a new director to serve as a director of our company and is now asking the shareholders to ratify such appointment.

RANDAL GOMEZ

Mr. Gomez is currently President and Chief Executive Officer of American Fidelity, Inc. and has held this position for the past 16 years. Mr. Gomez has successfully run all aspects of American Fidelity, Inc. since its inception in 1988, including production, quality control, pre and post closing, underwriting, and secondary. American Fidelity is a full-service mortgage banker that specializes in both consumer and mortgage brokers. Mr. Gomez has over 20 years experience in Mortgage Industry, both as a Broker and in Mortgage Banking. In addition, Mr. Gomez has substantial experience in managing various companies, especially in situations where companies that have experienced stagnant growth are in need of new management to increase shareholder value.

REVERSE SPLIT

Our Stockholders will vote to approve a proposal to reverse split the issued and outstanding shares of common stock of the Company on the basis of 1 share for each 2½ shares held (“Reverse Split”).

INTRODUCTION

The Board of Directors unanimously adopted a resolution declaring the advisability of, and the Board submits to the shareholders for approval, a proposal to reverse split the issued and outstanding shares of common stock of the Company on the basis of 1 share for each 2½ shares held (“Reverse Split”). The Reverse Split will result in one share of common stock being outstanding for each 2½ shares issued and outstanding immediately prior to the Reverse Split. The proposal would reduce the number of outstanding shares of the Company’s Common Stock from 2,000,000 shares to 825,000 shares. Upon the affirmative vote of shareholders to effect this Reverse Split, the conversion of shares of the Company’s common stock in connection with the Reverse Split will occur immediately and without any action on the part of shareholders of the Company and without regard to the date or dates certificates representing shares of the Company’s common stock are physically surrendered for transfer or exchange (“Effective Date”).

Effect of Reverse Stock Split

The effect of the proposed stock split on the holders of common stock will be as follows:

        1. Holders of record of fewer than 2½ shares of common stock on the Effective Date of the Reverse Split will receive one whole share.

        2. Holders of record of 2½ shares or more on the Effective Date will have their shares automatically converted in the Reverse Split into the number of shares equal to the number of their shares divided by 2½. Any fractional shares resulting from the Reverse Split will automatically be rounded to the nearest whole share.

The common stock is currently registered under section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed stock splits will not affect the registration of the common stock under the Exchange Act, and the Company has no present intention of terminating the registration under the Exchange Act in order to become a “private” company.

Reasons for the Reverse Stock Split

The Board believes that the Reverse Split of the issued and outstanding shares of common stock of the Company is in the best interests of the Company and its shareholders for several reasons. The Reverse Split should enhance the acceptability of the common stock by the financial community and the investing public. The reduction in the number of issued and outstanding shares of common stock caused by the Reverse Split is expected to increase the market price per share of the common stock. The Board also believes that the proposed Reverse Split will result in a broader market for the common stock than that which currently exists. The Board believes that many securities brokerage houses tend to have policies that discourage individual brokers within the firms from making transactions in low priced stocks.

Some of those policies and practices pertain to the payment of broker’s commissions and to time-consuming procedures that function to make the handling of lower priced stocks economically unattractive to brokers. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commission on a sale of lower priced stock generally represent a higher percentage of the sales price than the commission on a relatively higher priced issue. The proposed Reverse Split should result in a price level for the Common Stock that will reduce, to some extent, the effect of the above-referenced policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the common stock, although there can be no assurance that such will be the case.

There can be no assurance that any or all of these effects will occur; including, without limitation, that the market price per share of common stock after the Reverse Split will be greater than the market price pre-split, or that such price will either exceed or remain in excess of the current market price. Further, there is no assurance that the market for the common stock will be improved. Stockholders should note that the Board cannot predict what effect the reverse split will have on the market price of the Common Stock.

Reduction of Shareholder Base.

As of December 31, 2003, the Company believes that none of the record holders of common stock owned fewer than 2½ shares of common stock. Therefore, there should be no reduction in the shareholder base.

Exchange of Stock Certificates

As soon as practicable after the Effective Date, the Company will send Letters of Transmittal to all shareholders of record on the Effective Date for use in transmitting stock certificates (“old certificates”) to the Transfer Agent. Upon proper completion and execution of the Letter of Transmittal and return thereof to the Transfer Agent, together with old certificates, each shareholder will receive certificates (“new certificates”) representing the number of whole shares of common stock into which their shares of common stock have been converted as a result of the proposed stock splits. Until surrendered or exchanged, each outstanding old certificate held by a shareholder who holds of record 2½ or more shares shall be deemed for all purposes to represent the number of whole shares to which the holder is entitled as a result of the proposed Reverse Split and if transferred or sold, will automatically be reissued in the transferee’s name in the new post-split number of shares. Further, any rights to acquire the Company’s common stock will be subject to automatic adjustment to reflect the one share for 2½ shares Reverse Split.

AMENDMENTS TO ARTICLES OF INCORPORATION

We propose to amend Article Three and add Articles Thirteen and Fourteen to our Articles of Incorporation. The language of the proposed changes are as follows:

The proposed Amendment to Article Three will be as follows:

ARTICLE THREE

1. General. The Corporation shall have authority to issue two classes of shares, to be designated as “Preferred” and “Common”. The total number of shares which the Corporation is authorized to issue is 25,000,000 shares. The number of Common shares authorized is 20,000,000 and the par value of each share is $0.001 per share. The Common shares shall have identical rights and privileges in every respect. The number of Preferred shares authorized is 5,000,000 and the par value of each such share is $0.001 per share.

2. Preferred Stock. The Board of Directors is vested with the authority to adopt a resolution or resolutions providing for the issue of authorized but unissued shares of Preferred Stock, which shares may be issued from time to time in one or more series and in such amounts as may be determined by the Board of Directors in such resolution or resolutions. The characteristics of the Preferred Stock, including the ownership powers, voting powers, designations, preferences, and relative, participating, optional or other rights, if any, of each series of Preferred Stock and the qualifications, limitations or restrictions, if any, of such preferences and/or rights (collectively the “Series Terms”), shall be such as are stated and expressed in a resolution or resolutions providing for the creation or revision of such Series Terms (a “Preferred Stock Series Resolution”) adopted by the Board of Directors or a committee of the Board of Directors to which such responsibility is specifically and lawfully delegated. The powers of the Board with respect to the Series Terms of a particular series (any of which powers may, by a resolution of the Board of Directors, be specifically delegated to one or more of its committees, except as prohibited by law) shall include, but not be limited to, the establishment of the following relative rights and preferences:

A. The rate of dividends;

B. The price at and the terms and conditions for which shares may be redeemed;

C. The amount payable upon shares in event of involuntary liquidation;

D. The amount payable upon shares in event of voluntary liquidation;

E. Sinking fund provisions (if any) for the redemption or purchase of shares;

F. The terms and conditions on which shares may be converted if the shares of any Series are issued with the privilege of conversion; and

G. Voting rights, including the number of votes per shares, the matter on which shares can vote, and the contingencies which make the voting rights effective.

3. Preferences, Limitations and Relative Rights.

A. General. All shares of Common Stock shall have identical rights with each other. Except as provided in this Article Four or in Preferred Stock Series Resolutions, all shares of Preferred Stock shall have preferences, limitations and relative rights identical with each other. Except as expressly provided in the Preferred Stock Series Resolutions, shares of Preferred Stock shall have only the preferences and relative rights expressly stated in this Article.

B. Dividends.

(i) The Preferred Stock at the time outstanding shall be entitled to receive, when, as, and if declared by the Board of Directors, out of any funds legally available therefor, dividends at the rate fixed by the Board of Directors.

(ii) No dividends shall be declared or paid on Common Stock unless full dividends on outstanding Preferred Stock for all past dividend periods and for the current dividend periods shall have been declared and paid.

C. Liquidation Preference. In the event of dissolution, liquidation, or winding up of the Corporation (whether voluntary or involuntary), after payment or provision for payment of debts but before any distribution to the holders of the Common Stock, as provided under Nevada law, the holders of each Series of Preferred Stock then outstanding shall be entitled to receive the amount fixed by the Board of Directors, plus a sum equal to all cumulated, but unpaid dividends (if any) to the date fixed for distribution. All remaining assets shall be distributed pro rata among the holders of Common Stock.

D. Redemption.

(i)All or part of any one or more Series of Preferred Stock may be redeemed at any time or times at the option of the Corporation by a resolution of the Board of Directors, in accordance with the terms and provisions of this Article Four and those fixed by the Board of Directors. The Corporation may redeem shares of any one or more series without redeeming shares of other series, as determined by the Board of Directors. If less than all the shares of any series are to be redeemed, the shares of the series to be redeemed shall be selected ratably whether by lot or by any other equitable method determined by the Board of Directors.

(ii) Redeemed shares shall be paid for in amounts and manners as fixed by the Board of Directors.

(iii) Shares of Preferred Stock which are redeemed shall be canceled and shall be restored to the status of authorized but unissued shares.

E. Purchase. Except as provided in this Article, nothing shall limit the right of the Corporation to purchase any of its outstanding shares in accordance with law, by public or private transaction.

F. Voting. Except as fixed by the Board of Directors and except as otherwise expressly provided by law, all voting powers shall be in Common Stock and none in the Preferred Stock. Where Preferred Stock as a Class has voting power, all Series of Preferred Stock shall be a single class.

ARTICLE THIRTEEN

Recapitalizations Affecting Outstanding Securities

The Board of Directors, without the consent of shareholders, may adopt any recapitalization affecting the outstanding securities of the Corporation by effectuating a forward or reverse split in all of the outstanding securities of the Corporation, with appropriate adjustments to the Corporation’s capital accounts.

ARTICLE FOURTEEN

Authority of the Board of Directors to Change Corporate Name

The Board of Directors shall have the right to change the name of the Corporation without shareholder approval to a name that reflects the industry or business in which the Corporation’s business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the Corporation that the Board of Directors, in its sole discretion, deems appropriate.

These are the only matters covered by this Proxy Statement.

REASONS FOR AMENDMENTS

With the exception of the following, our Articles of Incorporation remain substantially unchanged:

Board of Director Authority to Effect Recapitalizations in the Form of Forward or Reverse Splits of our Outstanding Securities.

Our Board of Director believes that with the present volatility in the trading prices of many low priced securities like ours in today’s securities markets, that the power to effect re-capitalizations that can deal with these issues in a fast and efficient manner is necessary. Also, if shareholder approval is not required of such actions, the time, cost and expense associated with a recapitalization can be substantially eliminated.

We are proposing to amend Article Three of our Articles of Incorporation to clarify that after the 2 ½ to 1 Reverse Split and any other splits of our common stock, the number of authorized shares of our common stock shall remain as they currently are, notwithstanding the 2 ½ to 1 reverse split or any other split. The sole purpose of this amendment is to maintain our current capitalization structure.

AUTHORITY OF THE BOARD OF DIRECTORS TO CHANGE OUR COMPANY NAME

With the present limited business operations of our Company, it is possible that we may change our focus or direction of our Company which might necessitate a name change. It is believed that such a provision in our Articles of Incorporation will save additional time and expense in the future in such event.

REVOCABILITY OF PROXY

Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (I) filing with the President of our Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the Proxy; (II) duly executing a subsequent Proxy relating to the same shares and delivering it to the President of our Company before the Meeting; or (III) by attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a Proxy). Any written notice revoking a Proxy should be sent to Karrison Compagnie, Inc., 2630 Fairmount, Dallas, Texas 75201, Attention: Karrison Nichols, President, or hand delivered to the President, at or before the taking of the vote at the Meeting.

DISSENTERS' RIGHT OF APPRAISAL

There are not dissenters’ rights applicable to the amendments to our Articles of Incorporation.

PERSONS MAKING THE SOLICITATION

The enclosed Proxy is being solicited by our Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by our Company prior to or at the Meeting and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein. The cost of preparing, printing and mailing the proxy soliciting materials and the solicitation of proxies by our Company will be borne by our Company. Solicitation will be made by the mail. We will request brokers, custodians, nominees and other like parties to forward copies of proxy soliciting materials to beneficial owners of our Company’s $0.001 par value common stock and will reimburse such parties for their related reasonable and customary charges or expenses. The estimated expense of this solicitation is approximately $250.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate or any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendments to our Articles of Incorporation which is not shared by all other stockholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.

The securities that would have been entitled to vote if a meeting was required to have been held regarding these amendments to our Articles of Incorporation consist of shares of our common stock. Each share of our common stock is entitled to one vote. The number of outstanding shares of our common stock at the close of business on December 31, 2003, the record date for determining our stockholders who would have been entitled to notice of and to vote on the amendments to our Articles of Incorporation, was 2,000,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information at December 31, 2003, with respect to the beneficial ownership of shares of common stock by (i) each person known to us who owns beneficially more than 5% of the issued and outstanding shares of common stock, (ii) each of our Directors, (iii) each of our Executive Officers and (iv) all of our Executive Officers and Directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.

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NAME AND                            NUMBER OF SHARES OF                PERCENTAGE OF
ADDRESS OF OWNER            COMMON STOCK                               BENEFICIAL OWNERSHIP (2)
                                    BENEFICIALLY OWNED (1)
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Karrison Nichols                    825,000                                     41.25%
Chairman of the Board
Chief Executive Officer

All Executive Officers and          825,000                                     41.25%
Directors as a group (1 person)
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(1) Unless otherwise indicated, all shares are held directly with sole voting and investment power

(2) Based on 2,000,000 shares of Common Stock outstanding.

AMENDMENTS TO THE ARTICLES OF INCORPORATION AND VOTE REQUIRED FOR APPROVAL

Nevada Law.

The Nevada General Corporation Law provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment.

Resolutions to effect the proposed amendments to our Articles of Incorporation were unanimously adopted by our Board of Directors and Karrison Nichols, our sole executive officer has tentatively agreed to vote in favor of these amendments at the special meeting of our stockholders set for February 18, 2004, as outlined in the Notice of Special Meeting of Stockholder attached here to as Appendix A. Ms. Nichols owns 895,000 shares or approximately 41.25% of our outstanding securities.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the Special Stockholder Meeting. However, if any other matter is properly presented at the Special Stockholder Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

Dated this 26th day of February, 2004.

By order of the Board of Directors

Karrison Nichols
Chairman of the Board and
Chief Executive Officer

APPENDIX A
KARRISON COMPAGNIE, INC.
2603 Fairmount, Suite 100, Dallas, Texas 75201
(214) 220-0690
NOTICE OF SPECIAL STOCKHOLDER MEETING
TO BE HELD ON FEBRUARY 18, 2004

NOTICE IS HEREBY GIVEN that a Special Stockholder Meeting (“Stockholder Meeting”) of Karrison Compagnie, Inc. (“Karrison” or the “Company”), a Nevada Company, will be held at the offices of the Company located at 2603 Fairmount, Suite 100, Dallas, Texas 75201 on the 16th day of February, 2004 at 2:00PM (Central Standard Time), for the following purposes:

1. To affirm the election of a new director of Karrison Compagnie, Inc. to serve for a one year term or until his successor has been duly elected and qualified;

2.To consider and if thought appropriate, to pass a resolution to effectuate a one share for two and a half shares (1:2½) reverse stock split (the “Reverse Split”) of the issued and outstanding shares of common stock of the Company.

3. To amend our Articles of Incorporation to amend one provision and to add 2 new provisions, with the specific language of the amendments set forth in the attached Appendix C and with a general description of the changes being as follows:

(i) Article Three of our Articles of Incorporation shall be amended to confirm our existing capital structure, notwithstanding the 1 share for 21/2shares Reverse Split or any other potential reverse or forward split of our common stock.

(ii) A new Article Thirteen will be added to our Articles of Incorporation providing the Board of Directors, without the consent of shareholders, may adopt any recapitalization affecting the outstanding securities of the Corporation by affecting a forward or reverse split of all the outstanding securities of the Corporation, with appropriate adjustments to the Corporation’s capital accounts.

(ii) A new Article Fourteen will be added to our Articles of Incorporation providing that the Board of Directors shall have the right to change the name of the Corporation without shareholder approval to a name that reflects the industry or business in which the Corporation’s business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the Corporation that the Board of Directors, in its sole discretion, deems appropriate.

4. To transact such further and other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on December 31, 2003 will be entitled to notice of and to vote at the Stockholder Meeting or any adjournment thereof.

You are cordially invited to attend the Stockholder Meeting and YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Stockholder Meeting, it is important that your shares be represented. Therefore, we urge you to sign, date and promptly return the enclosed proxy. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

Dated in Texas this 6th day of February, 2004.

By Order of the Board of Directors
Karrison Nichols
Chief Executive Officer
And Principal Financial Officer

APPENDIX B

PROXY

KARRISON COMPAGNIE, INC.

By completing and returning this Proxy to Karrison Compagnie, Inc., (the "Company"), you will be designating Karrison Nichols, the President of the Company, to vote all of your shares of the Company's common stock as indicated below, or you may insert the name of any other person here:

_________________________________

Please complete the Proxy by filling out the stockholder information and dating below, and return it to the Company in the enclosed self-addressed, envelope.

MATTERS OF BUSINESS ARE AS FOLLOWS:

1. To Affirm the Appointment of Randal Gomez as a Director of the Company.

         [  ]   FOR        [  ]   AGAINST        [  ]   ABSTAIN

2. To approve the proposal to Reverse Split the issued and outstanding shares of common stock of the Company on the basis of 1 share for each 2 1/2shares held.

         [  ]   FOR        [  ]   AGAINST        [  ]   ABSTAIN

3. To adopt amendments to the Articles of Incorporation as follows:

a. Article Three:

General. The Corporation shall have authority to issue two classes of shares, to be designated as “Preferred” and “Common”. The total number of shares which the Corporation is authorized to issue is 25,000,000 shares. The number of Common shares authorized is 20,000,000 and the par value of each share is $0.001 per share. The Common shares shall have identical rights and privileges in every respect. The number of Preferred shares authorized is 5,000,000 and the par value of each such share is $0.001 per share.

Preferred Stock. The Board of Directors is vested with the authority to adopt a resolution or resolutions providing for the issue of authorized but unissued shares of Preferred Stock, which shares may be issued from time to time in one or more series and in such amounts as may be determined by the Board of Directors in such resolution or resolutions. The characteristics of the Preferred Stock, including the ownership powers, voting powers, designations, preferences, and relative, participating, optional or other rights, if any, of each series of Preferred Stock and the qualifications, limitations or restrictions, if any, of such preferences and/or rights (collectively the “Series Terms”), shall be such as are stated and expressed in a resolution or resolutions providing for the creation or revision of such Series Terms (a “Preferred Stock Series Resolution”) adopted by the Board of Directors or a committee of the Board of Directors to which such responsibility is specifically and lawfully delegated. The powers of the Board with respect to the Series Terms of a particular series (any of which powers may, by a resolution of the Board of Directors, be specifically delegated to one or more of its committees, except as prohibited by law) shall include, but not be limited to, the establishment of the following relative rights and preferences:

A. The rate of dividends;

B. The price at and the terms and conditions for which shares may be redeemed;

C. The amount payable upon shares in event of involuntary liquidation;

D. The amount payable upon shares in event of voluntary liquidation;

E. Sinking fund provisions (if any) for the redemption or purchase of shares;

F. The terms and conditions on which shares may be converted if the shares of any Series are issued with the privilege of conversion; and

G. Voting rights, including the number of votes per shares, the matter on which shares can vote, and the contingencies which make the voting rights effective.

3. Preferences, Limitations and Relative Rights.

A. General. All shares of Common Stock shall have identical rights with each other. Except as provided in this Article Four or in Preferred Stock Series Resolutions, all shares of Preferred Stock shall have preferences, limitations and relative rights identical with each other. Except as expressly provided in the Preferred Stock Series Resolutions, shares of Preferred Stock shall have only the preferences and relative rights expressly stated in this Article.

B. Dividends.

(i) The Preferred Stock at the time outstanding shall be entitled to receive, when, as, and if declared by the Board of Directors, out of any funds legally available therefor, dividends at the rate fixed by the Board of Directors.

(ii) No dividends shall be declared or paid on Common Stock unless full dividends on outstanding Preferred Stock for all past dividend periods and for the current dividend periods shall have been declared and paid.

C. Liquidation Preference. In the event of dissolution, liquidation, or winding up of the Corporation (whether voluntary or involuntary), after payment or provision for payment of debts but before any distribution to the holders of the Common Stock, as provided under Nevada law, the holders of each Series of Preferred Stock then outstanding shall be entitled to receive the amount fixed by the Board of Directors, plus a sum equal to all cumulated, but unpaid dividends (if any) to the date fixed for distribution. All remaining assets shall be distributed pro rata among the holders of Common Stock.

D. Redemption.

(i) All or part of any one or more Series of Preferred Stock may be redeemed at any time or times at the option of the Corporation by a resolution of the Board of Directors, in accordance with the terms and provisions of this Article Four and those fixed by the Board of Directors. The Corporation may redeem shares of any one or more series without redeeming shares of other series, as determined by the Board of Directors. If less than all the shares of any series are to be redeemed, the shares of the series to be redeemed shall be selected ratably whether by lot or by any other equitable method determined by the Board of Directors.

(ii) Redeemed shares shall be paid for in amounts and manners as fixed by the Board of Directors.

(iii) Shares of Preferred Stock which are redeemed shall be canceled and shall be restored to the status of authorized but unissued shares.

E. Purchase. Except as provided in this Article, nothing shall limit the right of the Corporation to purchase any of its outstanding shares in accordance with law, by public or private transaction.

F. Voting. Except as fixed by the Board of Directors and except as otherwise expressly provided by law, all voting powers shall be in Common Stock and none in the Preferred Stock. Where Preferred Stock as a Class has voting power, all Series of Preferred Stock shall be a single class.

     [  ]   FOR        [  ]   AGAINST        [  ]   ABSTAIN

(ii) Article Thirteen:

The Board of Directors, without the consent of shareholders, may adopt any recapitalization affecting the outstanding securities of the Corporation by affecting a forward or reverse split of all the outstanding securities of the Corporation, with appropriate adjustments to the Corporation’s capital accounts.

         [  ]   FOR        [  ]   AGAINST        [  ]   ABSTAIN

(iii) Article Fourteen:

The Board of Directors shall have the right to change the name of the Corporation without shareholder approval to a name that reflects the industry or business in which the Corporation’s business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the Corporation that the Board of Directors, in its sole discretion, deems appropriate.

        [  ]   FOR        [  ]   AGAINST        [  ]   ABSTAIN

The undersigned hereby acknowledges receipt of the Company's Definitive Proxy Statement dated February 6, 2004, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of common stock represented in this Proxy. Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.

___________________________
NUMBER OF SHARES OWNED

________________________________
SIGNATURE

____________________________
(TYPED OR PRINTED NAME)

_____________________________
SIGNATURE IF HELD JOINTLY

____________________________
(TYPED OR PRINTED NAME)

DATED: ____________________

This Proxy is being solicited by, and the above-referenced vote for the Amendments to the Articles of Incorporation are being proposed by, the Board of Directors of the Company. The approval of the Amendments to the Articles of Incorporation to be voted on are not related to or conditioned on the approval of any other matter. You may revoke this Proxy at any time prior to the vote thereon.

As of December 31, 2003, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the Meeting. If no direction is indicated on a Proxy that is executed and returned to the Company, it will be voted "FOR" the affirmation of the appointment of the named director and for approval of the Amendments to the Articles of Incorporation set forth above. Unless indicated below, by completing and returning this Proxy, the stockholder grants to Ms. Nichols the discretion to vote in accordance with her best judgment on any other matters that may be presented at the Meeting.

..

____ Withhold discretion

APPENDIX C

Form of Certificate of Amendment
To the Articles of Incorporation

CERTIFICATE OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
KARRISON COMPAGNIE, INC.

We, the undersigned hereby certify that:

Pursuant to the provisions of the Nevada Business Company Act, the undersigned Company adopted the following Articles of Amendment to its Articles of Incorporation.

The proposed Amendment to Article Three will be as follows:

ARTICLE THREE

General. The Corporation shall have authority to issue two classes of shares, to be designated as “Preferred” and “Common”. The total number of shares which the Corporation is authorized to issue is 25,000,000 shares. The number of Common shares authorized is 20,000,000 and the par value of each share is $0.001 per share. The Common shares shall have identical rights and privileges in every respect. The number of Preferred shares authorized is 5,000,000 and the par value of each such share is $0.001 per share.

Preferred Stock. The Board of Directors is vested with the authority to adopt a resolution or resolutions providing for the issue of authorized but unissued shares of Preferred Stock, which shares may be issued from time to time in one or more series and in such amounts as may be determined by the Board of Directors in such resolution or resolutions. The characteristics of the Preferred Stock, including the ownership powers, voting powers, designations, preferences, and relative, participating, optional or other rights, if any, of each series of Preferred Stock and the qualifications, limitations or restrictions, if any, of such preferences and/or rights (collectively the “Series Terms”), shall be such as are stated and expressed in a resolution or resolutions providing for the creation or revision of such Series Terms (a “Preferred Stock Series Resolution”) adopted by the Board of Directors or a committee of the Board of Directors to which such responsibility is specifically and lawfully delegated. The powers of the Board with respect to the Series Terms of a particular series (any of which powers may, by a resolution of the Board of Directors, be specifically delegated to one or more of its committees, except as prohibited by law) shall include, but not be limited to, the establishment of the following relative rights and preferences:

A. The rate of dividends;

B. The price at and the terms and conditions for which shares may be redeemed;

C. The amount payable upon shares in event of involuntary liquidation;

D. The amount payable upon shares in event of voluntary liquidation;

E. Sinking fund provisions (if any) for the redemption or purchase of shares;

F. The terms and conditions on which shares may be converted if the shares of any Series are issued with the privilege of conversion; and

G. Voting rights, including the number of votes per shares, the matter on which shares can vote, and the contingencies which make the voting rights effective.

3. Preferences, Limitations and Relative Rights.

A. General. All shares of Common Stock shall have identical rights with each other. Except as provided in this Article Four or in Preferred Stock Series Resolutions, all shares of Preferred Stock shall have preferences, limitations and relative rights identical with each other. Except as expressly provided in the Preferred Stock Series Resolutions, shares of Preferred Stock shall have only the preferences and relative rights expressly stated in this Article.

B. Dividends.

(i) The Preferred Stock at the time outstanding shall be entitled to receive, when, as, and if declared by the Board of Directors, out of any funds legally available therefor, dividends at the rate fixed by the Board of Directors.

(ii) No dividends shall be declared or paid on Common Stock unless full dividends on outstanding Preferred Stock for all past dividend periods and for the current dividend periods shall have been declared and paid.

C.Liquidation Preference. In the event of dissolution, liquidation, or winding up of the Corporation (whether voluntary or involuntary), after payment or provision for payment of debts but before any distribution to the holders of the Common Stock, as provided under Nevada law, the holders of each Series of Preferred Stock then outstanding shall be entitled to receive the amount fixed by the Board of Directors, plus a sum equal to all cumulated, but unpaid dividends (if any) to the date fixed for distribution. All remaining assets shall be distributed pro rata among the holders of Common Stock.

D. Redemption.

(i) All or part of any one or more Series of Preferred Stock may be redeemed at any time or times at the option of the Corporation by a resolution of the Board of Directors, in accordance with the terms and provisions of this Article Four and those fixed by the Board of Directors. The Corporation may redeem shares of any one or more series without redeeming shares of other series, as determined by the Board of Directors. If less than all the shares of any series are to be redeemed, the shares of the series to be redeemed shall be selected ratably whether by lot or by any other equitable method determined by the Board of Directors.

(ii) Redeemed shares shall be paid for in amounts and manners as fixed by the Board of Directors.

(iii) Shares of Preferred Stock which are redeemed shall be canceled and shall be restored to the status of authorized but unissued shares.

E. Purchase. Except as provided in this Article, nothing shall limit the right of the Corporation to purchase any of its outstanding shares in accordance with law, by public or private transaction.

F. Voting. Except as fixed by the Board of Directors and except as otherwise expressly provided by law, all voting powers shall be in Common Stock and none in the Preferred Stock. Where Preferred Stock as a Class has voting power, all Series of Preferred Stock shall be a single class.

ARTICLE THIRTEEN

RECAPITALIZATIONS AFFECTING OUTSTANDING SECURITIES

The Board of Directors, without the consent of shareholders, may adopt any re-capitalization affecting the outstanding securities of the Corporation by affecting a forward or reverse split of all the outstanding securities of the Corporation, with appropriate adjustments to the Corporation’s capital accounts, provided that the re-capitalization does not require any change in the Articles of Incorporation of the Corporation.

ARTICLE FOURTEEN

AUTHORITY OF THE BOARD OF DIRECTORS TO CHANGE CORPORATE NAME

The Board of Directors shall have the right to change the name of the Corporation without shareholder approval to a name that reflects the industry or business in which the Corporation’s business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the Corporation that the Board of Directors, in its sole discretion, deems appropriate.

The Board of Directors recommended and consented to this amendment on December 31, 2003. A majority of the shareholders of the Company voted at a meeting of shareholders to amend the Articles of Incorporation. A total of _________ shares of common stock voted in favor of the amendment to the Articles of Incorporation, which constituted the vote of a majority of the shares entitled to vote on this amendment. There are no other classes of stock outstanding.

(signed) ________________________
by /s/ Karrison Nichols, CEO